SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 25, 2018

On August 30, 2018, the Board of Trustees (the “Board”) of RiverPark Funds Trust approved a Plan of Liquidation for the RiverPark Focused Value Fund (the “Fund”) pursuant to which the Fund will be liquidated on or about September 28, 2018 (the “Liquidation Date”). In approving the liquidation, the Board determined that the liquidation of the Fund is in the best interests of the Fund and its shareholders. To arrive at this decision, the Board considered factors that have adversely affected, and will continue to affect adversely, the ability of the Fund to conduct its business and operations in an economically viable manner, including factors such as low asset levels and limited future prospects for growth.

Accordingly, the Adviser may begin positioning the portfolio of the Fund for liquidation, which may cause the Fund to deviate from its stated investment objective and strategies. It is anticipated that the Fund's portfolio will be positioned into cash on or some time prior to the Liquidation Date.

Effective as of the close of business on September 10, 2018, the Fund will be closed to new investors and investments by existing shareholders.

Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund's Plan of Liquidation. Final dividends will be paid in advance of the Liquidation Date. Any capital gains will be distributed to shareholders, if necessary, prior to the Liquidation Date.

Any time prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund's Prospectus. Shareholders may also exchange their shares of the Fund into shares of the same class of another RiverPark fund if the shareholder meets the eligibility criteria and investment minimum for such fund.

Any income or capital gains distributed to shareholders prior to the Liquidation Date or as part of the liquidation proceeds will be subject to tax. All investors should consult with their tax advisor regarding the tax consequences of this liquidation.